Roundhill Meme Stock ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 96.3%	Shares	Value
Aerospace/Defense - 9.5%
Ondas, Inc. (a)(b)	75,748	$684,762
Rocket Lab Corp. (a)	9,691	622,356
		1,307,118

Computers - 19.0%
Lumentum Holdings, Inc. (a)	987	693,624
Sandisk Corp. (a)	1,106	702,686
Super Micro Computer, Inc. (a)	27,569	627,746
Western Digital Corp.	2,137	578,037
		2,602,093

Diversified Financial Services - 8.3%
BitMine Immersion Technologies, Inc.	31,015	613,477
Circle Internet Group, Inc. (a)	5,586	532,960
		1,146,437

Electronics - 10.4%
Applied Optoelectronics, Inc. (a)	9,291	785,926
Coherent Corp. (a)	2,673	636,735
		1,422,661

Investment Companies - 4.4%
IREN Ltd. (a)	17,440	597,843

Machinery-Construction & Mining - 5.8%
Bloom Energy Corp. - Class A (a)	5,840	791,262

Mining - 4.9%
Coeur Mining, Inc. (a)	35,778	671,553

Pipelines - 4.3%
Venture Global, Inc. - Class A	37,826	596,138

Semiconductors - 7.5%
AXT, Inc. (a)	18,102	1,031,452

Software - 12.9%
CoreWeave, Inc. - Class A (a)	7,786	603,181
Nebius Group NV - Class A (a)	5,526	573,378
Planet Labs PBC (a)	21,505	601,065
		1,777,624

Telecommunications - 9.3%
AST SpaceMobile, Inc. (a)	8,299	687,738
Ciena Corp. (a)	1,509	585,839
		1,273,577
TOTAL COMMON STOCKS (Cost $12,714,704)		13,217,758

PREFERRED STOCKS - 3.6%	Shares	Value
Software - 3.6%
Strategy, Inc., Series A., 11.50%, Perpetual (a)	4,942	494,299
TOTAL PREFERRED STOCKS (Cost $493,012)		494,299

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (c)	581,196	581,196
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $581,196)		581,196

TOTAL INVESTMENTS - 104.1% (Cost $13,788,912)		14,293,253
Liabilities in Excess of Other Assets - (4.1)%		(561,970)
TOTAL NET ASSETS - 100.0%		$13,731,283

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $618,119.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Meme Stock ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$13,217,758	$–	$–	$13,217,758
Preferred Stocks	494,299	–	–	494,299
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	581,196
Total Investments	$13,712,057	$–	$–	$14,293,253

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $581,196 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.